Other gains and losses, and litigation	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Other gains and losses, and litigation	Other gains and losses, and litigation
Other gains and losses, and litigation for 2019 comprise a net gain of €327 million, mainly relating to a gain on settlement of litigation.
For 2018, this line item consists of the pre-tax gain of €502 million arising on the divestment of the European Generics business (completed September 30, 2018), net of separation costs (see Note D.1.2.).
For 2017, this line item shows a net expense of €215 million, including an additional charge to provisions for vendor’s liability guarantees on past divestments and a negative price adjustment of €31 million on the 2016 divestment of Sanofi’s interest in the SPMSD joint venture.